SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                January 25, 2006

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                         CASCADE NATURAL GAS CORPORATION
             (Exact name of Registrant as specified in its charter)

                                   Washington
         (State or other jurisdiction of incorporation or organization)

                                     1-7196
                            (Commission file number)

                                   91-0599090
                                   ----------
                      (I.R.S. Employer Identification No.)



      222 Fairview Avenue North
             Seattle, WA                                        98109
(Address of principal executive offices)                      (Zip Code)

               (Registrant's telephone number including area code)
                                 (206) 624-3900
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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 25, 2006, the Registrant issued an earnings release to announce its earnings for the three-month period ended December 31, 2005.

The earnings release is included in this report as Exhibit 99.1.

The information provided under this Item 2.02 is not intended to be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and accordingly is not intended to be incorporated by reference in other filings by the Registrant.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements

      None

(b) Schedule of Exhibits

      Exhibit 99.1.  Earnings Release.


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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              CASCADE NATURAL GAS CORPORATION

   January 26, 2006                       By  /s/ Rick A. Davis
------------------------                      -----------------------------
         Date                                     Rick A. Davis
                                                  Chief Financial Officer



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                                INDEX TO EXHIBITS

Exhibit Number           Description
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99.1                     Earnings Release